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                                                                    EXHIBIT 23.2


                   Consent of Independent Public Accountants

As independent public accountants, we hereby consent to the incorporation by reference in this registration statement of our report dated February 15, 1999 incorporated by reference in Ocean Energy's Form 8-K filed April 9, 1999 and to all references to our Firm included in this registration statement.




                                            ARTHUR ANDERSEN LLP


May 10, 1999
Houston, Texas